MIKROS SYSTEMS CORPORATION
                   3490 U.S. Route #1, Bldg. #5
                       Princeton, NJ  08540
                          (609) 987-1513


May 1, 1997


SECURITIES AND EXCHANGE COMMISSION
450 5th Street, NW
Judiciary Plaza
Washington, DC 20549

ATTENTION: Filing Desk


RE:  MIKROS SYSTEMS CORPORATION/DEFINITIVE PROXY MATERIALS


Dear Sir or Madam:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on behalf of Mikros Systems Corporation, a Delaware corporation (the "Corporation"), we enclose herewith for filing the definitive proxy materials, which include a Schedule 14A, the Notice of Annual Meeting of Stockholders, the Proxy Statement and the form of Proxy Card to be furnished to stockholders of the Corporation in connection with the Corporation's upcoming 1997 Annual Meeting of Stockholders. The Company anticipates mailing the definitive proxy materials to shareholders on or about May 10, 1997.

Kindly direct any comments or questions you may have concerning the enclosures to the undersigned at (609) 987-1513.


Very truly yours,

/s/ Patricia A. Bird
--------------------
Patricia A. Bird
Corporate Secretary

Enc.

                           SCHEDULE 14A
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---

Check the appropriate box:

    Preliminary Proxy Statement         Confidential, for Use of the
---                             --- Commission Only (as  permitted by
                                   Rule 14a-6(e)(2)
 X  Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---

                         Mikros Systems Corporation
------------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 X  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
---
    $500 per each party to the controversy pursuant to Exchange Act Rule 14a --- 6(i)(3).

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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    Fee paid previously with preliminary materials.
---

    Check box if any part of the fee is offset as provided by Exchange Act --- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                    MIKROS SYSTEMS CORPORATION

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Thomas J. Meaney and Deborah A. Montagna, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares and warrants of Mikros Systems Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at the Corporate Office, 3490 U.S. Route #1, Bldg. #5, Princeton, New Jersey at 11:00 A.M., local time, on Tuesday, June 17, 1997, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the notice of and proxy statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1.   ELECTION OF DIRECTORS.
     Nominees: Joseph R. Burns, William V. Goodwin, F. Joseph Loeper,
               Thomas C. Lynch, Thomas J. Meaney, Wayne E. Meyer, Frederick
               C. Tecce and John B. Torkelsen.
(Mark one only)

     VOTE FOR all the nominees listed above; except vote withheld from the ---- following nominees (if any).



     VOTE WITHHELD from all nominees.
----
                     (continued and to be signed on reverse side)

2. APPROVAL OF PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 25,000,000 to 35,000,000 SHARES.

     FOR                AGAINST                  ABSTAIN
-----              -----                   -----

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF DRUKER, RAHL & FEIN AS THE INDEPENDENT AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

     FOR                      AGAINST                  ABSTAIN
-----                         -----                         -----

4. In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.

Dated:
     ----------------------

This proxy must be signed exactly as name appears hereon.


-----------------------------------------------  When shares are held by joint
         Signature of Securityholder             tenants, both should sign.


-----------------------------------------------  If the signer is a corporation
         Signature of Securityholder             please sign full corporate
                If held jointly                  name by duly authorized
                                                 officer, giving full title as
                                                 such.

                                                 If a partnership, please sign
                                                 in partnership name by
                                                 authorized person.


I         will       will not  attend the Meeting.
    -----      -----

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    MIKROS SYSTEMS CORPORATION
                  3490 U.S. Route 1, Building 5
                       Princeton, NJ 08540
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held June 17, 1997

     The Annual Meeting of Stockholders of MIKROS SYSTEMS CORPORATION, a Delaware corporation (the "Corporation"), will be held at the Company's headquarters, 3490 U. S. Route 1, Building 5, Princeton, New Jersey on Tuesday, June 17, 1997 at 11:00 A.M., local time, for the following purposes:

1) To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2) To increase the number of authorized shares of Common Stock of the Company from 25,000,000 to 35,000,000 shares;

3) To ratify the appointment of Druker, Rahl & Fein as the independent auditors of the Corporation for the fiscal year ending December 31, 1997; and

4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of Common Stock, Convertible Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Warrants to purchase Series C Preferred Stock of record at the close of business on April 21, 1997 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders and warrantholders will be open to the examination of any stockholder or warrantholder at the Corporation's principal executive offices at 3490 U.S. Route 1, Building 5, Princeton, New Jersey for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER OR WARRANTHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES OR BECAUSE YOU OWN MORE THAN ONE CLASS OF STOCK, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                   By Order of the Board of Directors

                                   /s/ Patricia A. Bird
                                   -----------------------------------
                                   Patricia A. Bird
Princeton, New Jersey              Secretary
May 10, 1997

The Corporation's 1996 Annual Report accompanies the Proxy Statement.

                    MIKROS SYSTEMS CORPORATION
                  3490 U.S. Route 1, Building 5
                       Princeton, NJ 08540

             ________________________________________

                  P R O X Y   S T A T E M E N T
             ________________________________________


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mikros Systems Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 17, 1997 (the "Meeting"), at the Company's Headquarters, 3490 U.S. Route 1, Building 5, Princeton, New Jersey, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.01 par value ("Common Stock"), Convertible Preferred Stock, $0.01 par value ("Convertible Preferred Stock"), Series B Preferred Stock, $0.01 par value ("Series B Stock"), Series C Preferred Stock, $0.01 par value ("Series C Stock"), Series D Preferred Stock, $0.01 par value ("Series D Stock"), and warrants to purchase Series C Stock (the "Warrants"), as of the close of business on April 21, 1997, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were (i) 12,440,702 shares of Common Stock; (ii) 755,000 shares of Convertible Preferred Stock; (iii) 1,131,663 shares of Series B Stock; (iv) 5,000 shares of Series C Stock; (v) 690,000 shares of Series D Stock; and (vi) Warrants to purchase 97,500 shares of Series C Stock, issued and outstanding and entitled to vote. Each share of Common Stock, Convertible Preferred Stock, Series C Stock, Series D Stock and each Warrant is entitled to one vote on any matter presented at the Meeting. Each share of Series B Stock is entitled to three votes on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 17,383,191. The holders of all classes of stock will vote as a single class.

     If proxies in the accompanying form are properly executed and returned, the stock or Warrants represented thereby will be voted in the manner specified therein. If not otherwise specified, the stock or Warrants represented by the proxies will be voted (i) FOR the election of the eight nominees below as Directors; (ii) FOR the increase number of authorized shares of Common Stock of the Company from 25,000,000 to 35,000,000 shares; (iii) FOR the ratification of the appointment of Druker, Rahl & Fein as independent auditors for the year ending December 31, 1997; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder or Warrantholder who has submitted a proxy may revoke it any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock, Convertible Preferred Stock, Series B Stock, Series C Stock, Series D Stock, and Warrants having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. All actions proposed herein may be taken upon the affirmative vote of Stockholders and Warrantholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders and Warrantholders of the Company on or about May 10, 1997. The Annual Report to Stockholders of the Company for the year ended December 31, 1996, including financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all Stockholders and Warrantholders of record as of April 21, 1997. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of April 21, 1997.

ELECTION OF DIRECTORS

     At the Meeting eight Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     The number which constitutes the entire Board of Directors of the Company is eight. As described below, certain debt and equity holders of the Company have the right to designate 2/7ths of the Board of Directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock or Warrants represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company.

     In the event any of the nominees named below should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The nominees for election to the Board of Directors of the Company are as follows:

                                   Served as a         Positions with
Name                Age           Director Since        the Company

Joseph R. Burns      59               1984          Senior Vice President,
                                                     Chief Scientist and
                                                     Director

William V. Goodwin   72               1991          Director

F. Joseph Loeper     53               1997          Director

Thomas C. Lynch      53               1997          Director

Thomas J. Meaney     62               1986          Chief Executive Officer
                                                     and Director

Wayne E. Meyer       71               1988          Director and Chairman of
                                                     the Board

Frederick C. Tecce   61               1996          Director

John B. Torkelsen    51               1985          Director

     The principal occupation and business experience, for at least the past five years, of each nominee is as follows:

     Joseph R. Burns was a Director and President of the Company from May 1984 until July 1986. From July 1986 until December 1986, Dr. Burns was Chairman of the Company. From January 1987 until April 1988, Dr. Burns was a consultant to the Company. In April 1988, Dr. Burns became Senior Vice President and Chief Scientist of the Company as well as a Director.

     William V. Goodwin has been a Director of the Company since June 1991. He is, and has been since 1987, the President of WVG Corporation, a system engineering management consulting firm. He has provided management consulting services to the Company and other companies such as General Electric Company, General Dynamics Corporation, and Martin Marietta Corporation. Prior to his work with WVG Corporation, he served as Division Vice President and General Manager of the RCA Missile and Surface Radar Division until his retirement from RCA in 1987.

     F. Joseph Loeper has been a Director of the Company Since February 1997. He was first elected to the Pennsylvania Senate in 1979 to represent the 26th Senatorial District and continues to serve in this capacity. He currently serves as Majority Leader of the State Senate. Senator Loeper also serves as a member of the Pennsylvania Board of Governors of the State System of Higher Education and is a Pennsylvania Commissioner on the Delaware River Port Authority.

     Thomas C. Lynch has been a Director of the Company since February 1997.
He serves as Senior Vice President for Safeguard Scientifics, Inc. since retiring at the rank of Rear Admiral, U.S. Navy in November 1995. Mr. Lynch serves on the Boards of OAO International, Sanchez Computer Associates, Eastern Technology Council, Safeguard Scientifics International and Enhanced Vision Systems Inc.

     Thomas J. Meaney has been a Director of the Company since July 1986. From February 1997 to the present Mr. Meaney has been the Chief Executive Officer. From July 1986 to February 1997 he served as President. From February 1983 to his appointment as President of the Company in June 1986, Mr. Meaney was Senior Vice President and Director of Robotic Vision Systems Incorporated ("RVSI"), a manufacturer of robotic vision systems. Mr. Meaney served as a Director of RVSI until 1991 when he resigned from the post. Prior to 1983 and for more than five years, he was Vice President - Business Development, International of Norden Systems and President - Norden Systems Canada, both divisions of United Technologies Corporation and developers of computer and electronic products and systems.

     Wayne E. Meyer has been a Director of the Company since April 1988 and Chairman of the Board since April 1990. From 1986 to present he has been the Founder and President of the W.E. Meyer Corporation which provides consulting and advice to industry, government and academic institutions in matters of system engineering, project management, strategic planning and military and electronic designs. He enlisted in the U.S. Navy as an Apprentice Seaman in 1943 and retired in 1985 in the rank of Rear Admiral.

     Frederick C. Tecce has been a Director of the Company since July 1996. Mr. Tecce is of Counsel to Klett Lieber Rooney & Schorling. Previously, Mr. Tecce was of Counsel to Pepper, Hamilton and Scheetz. Since 1995, he has served as Co-Chairman of the Executive Committee of the Eastern Technology Council. In 1996, Mr. Tecce was named Chairman of the Finance Committee of the Pennsylvania Schools Employees Retirement Systems.

     John B. Torkelsen has been a Director of the Company since June 1985 and has served as Secretary of the Corporation from June 1985 until April 25, 1996. Mr. Torkelsen has been President of Princeton Venture Research, Inc., a financial research and consulting firm located in Princeton, New Jersey from November 1984 to the present. He is also a Director of Voice Control Systems, Inc., a voice recognition technology company.

     None of the Company's Directors or executive officers is related to any other Director or executive officer of the Company. In connection with the acquisition of certain debt and equity instruments of the Company from third parties, Messrs. Burns, Meaney, Meyer, Torkelsen and Tecce have the right to designate 2/7ths of the Board of Directors of the Company. See "Certain Relationships and Related Transactions." There are currently five members of the Board.

     The Board of Directors recommends that Stockholders and Warrantholders vote FOR each of the nominees for the Board of Directors.

Committees and Meetings of the Board

     The Board of Directors has a Compensation Committee which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company. The current members of the Compensation Committee are Messrs. Meaney, Goodwin and Torkelsen. The Compensation Committee was established in December 1992 and held one meeting in 1996. There were four meetings of the Board of Directors in 1996, not including written consents of the Directors. Messrs. Meaney, Burns, and Goodwin attended all four meetings of the Board of Directors in 1996, while Mr. Meyer attended three meetings and Mr. Torkelsen attended two meetings. Of the two meetings held; while Mr. Tecce was a Director he attended one such meeting.


Compensation of Directors

     In December 1994, the Board of Directors authorized the payment to each outside Director of $500 for each Board meeting attended in person and $150 for each Board meeting attended telephonically. See "Certain Relationships and Related Transactions".



EXECUTIVE OFFICERS

     The following table identifies the current executive officers of the
Company:
                                   Capacities in              In Current
Name                 Age            Which Served              Position Since
-------------------------------------------------------------------------------

Thomas J. Meaney     62           Chief Executive Officer
                                   and Director               February 1997

Michael A. DiPiano   38           President                   February 1997

Joseph R. Burns      59           Senior Vice President,
                                   Chief Scientist and
                                   Director                   April 1988

Deborah A. Montagna  45           Executive Vice President,
                                  Chief Operating Officer     April 1996

Joseph R. Benek      62           Vice President Finance
                                   and Treasurer             June 1992

Patricia A. Bird     30           Secretary                  April 1996

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1996, 1995 and 1994

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 1994, 1995 and 1996.

                    SUMMARY COMPENSATION TABLE

                                                  Annual Compensation (1)
Name and Principal Position                      Year            Salary ($)
     (a)                                          (b)              (c)
-------------------------------------------------------------------------------

Thomas J. Meaney, Chief Executive Officer         1996           $ 140,263
                                                  1995             149,550
                                                  1994             152,247 (2)

Joseph R. Burns, Senior Vice President
 and Chief Scientist                              1996             108,012
                                                  1995             116,313
                                                  1994             118,026 (3)

--------------------

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total of annual compensation reported in the above table.

(2)  Includes $5,247 of compensation deferred from prior years.

(3)  Includes $4,826 of compensation deferred from prior years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

     The following table sets forth certain information, as of April 21, 1997, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                           Amount and Nature
                                             of Beneficial           Percent
     Name of Beneficial Owner                  Ownership (1)         of Class
-------------------------------------------------------------------------------

(i)  Certain Beneficial Owners:

     Safeguard Scientifics (Delaware) Inc. 7,371,000 (2)               41.2
     800 The Safeguard Building
     435 Devon Park Drive
     Wayne, PA 19087-1945

     Transitions Two, Limited Partnership  2,137,775 (3)                15.1
     920 Hopmeadow Street
     Simsbury, Connecticut 06070

(ii) Nominees:

     Joseph R. Burns                       1,113,081 (4)                 8.9

     William V. Goodwin                       98,760                       *

     F. Joseph Loeper                               --                     --

     Thomas C. Lynch                                --                     --

     Thomas J. Meaney                      1,934,500 (5)                  14.7

     Wayne E. Meyer                        1,133,750 (6)                   8.4

     Frederick C. Tecce                      835,000 (7)                   6.5

     John B. Torkelsen                     1,878,383 (8)                  14.1

 (iii)     All Current Directors and
            Officers as a Group
            (twelve persons)               7,541,726 (4)(5)(6)(7)(8)(9)    50.4

--------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Includes 5,459,000 shares issuable upon exercise of warrants, and includes 504,916 shares of common stock granted by Safeguard to certain of its employees pursuant to a long-term incentive plan. Safeguard will continue to exercise voting rights with respect to these shares until the occurrence of certain vesting requirements.

(3)  Includes 1,750,275 shares issuable upon conversion of Series
     B Stock.

(4)  Includes 14,748 shares issuable upon conversion of Series B
     Stock and 100,000 shares issuable upon the exercise of warrants.

(5) Includes 50,000 shares issuable upon conversion of Convertible Preferred Stock plus 199,500 shares issuable upon conversion of Series B Stock and 275,000 shares issuable upon the exercise of warrants.

(6)  Includes 30,000 shares issuable upon conversion of Series B
     Stock and 100,000 shares issuable upon the exercise of options and 318,750 shares issuable upon the exercise of warrants.

(7) Includes 275,000 shares issuable upon the exercise of warrants.

(8) Includes 130,000 shares held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen. Also includes 202,500 shares issuable upon conversion of Convertible Preferred Stock and 695,883 shares issuable upon conversion of Series B Stock. The Series B Stock is held of record by Princeton Venture Research, Inc.

(9) Includes shares issuable upon exercise of warrant held by Directors/Officers not individually shown above.

Convertible Preferred Stock

     The following table sets forth certain information, as of April 21, 1997, with respect to holdings of the Company's Convertible Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Convertible Preferred Stock outstanding as of such date,
(ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.

                                            Amount and Nature
                                              of Beneficial           Percent
     Name of Beneficial Owner                   Ownership (1)         of Class
-------------------------------------------------------------------------------
(i)  Certain Beneficial Owners:

     Allen & Company
     711 Fifth Avenue
     New York, New York 10022                        50,000             6.6

     American Diversified Enterprise,  Inc.
     711 Fifth Avenue
     New York, New York 10022                        50,000             6.6

     Lazard Brothers & Co., Limited
     21 Moorfields
     London EC2P 2HT                                200,000            26.5

     Tektronix Development Company
     P.O Box 500
     Beaverton, Oregon 97077                        200,000            26.5


(ii) Nominees:

     Joseph R. Burns                                    --               --
     William V. Goodwin                                 --               --
     F. Joseph Loeper                                   --               --
     Thomas C. Lynch                                    --               --
     Thomas J. Meaney                                50,000              6.6
     Wayne E. Meyer                                     --               --
     Frederick C. Tecce                                 --               --
     John B. Torkelsen                              202,500             26.8

(iii)     All Current Directors and
           Officers as a Group (twelve persons)     252,500             33.4

--------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

Series B Stock

     The following table sets forth certain information, as of April 21, 1997, with respect to holdings of the Company's Series B Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series B Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.


                                           Amount and Nature
                                             of Beneficial           Percent
     Name of Beneficial Owner                  Ownership (1)         of Class
------------------------------------------------------------------------------
(i)  Certain Beneficial Owners:

     The Mercantile & General
     Reinsurance Company, PLC
     Moorfields House
     Moorfields
     London EC2Y 9AL                              91,342              8.1

     Transitions Two, Limited Partnership
     920 Hopmeadow Street
     Simsbury, Connecticut 06070                 583,425             51.6


(ii) Nominees:

     Joseph R. Burns                               4,916                *

     William V. Goodwin                               --               --

     F. Joseph Loeper                                 --               --

     Thomas C. Lynch                                  --               --

     Thomas J. Meaney                             66,500               5.9

     Wayne E. Meyer                               10,000                 *

     Frederick C. Tecce                              --                 --

     John B. Torkelsen                           231,961 (2)          20.5

(iii)     All Current Directors and
           Officers as a Group (twelve persons)  316,711              28.0

--------------------
*    Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2) Held of record by Princeton Venture Research, Inc., a corporation wholly owned by Mr. Torkelsen.

Series C Stock

     The following table sets forth certain information, as of April 21, 1997, with respect to holdings of the Company's Series C Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series C Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and
(iii) all current directors and officers as a group.

                                           Amount and Nature
                                             of Beneficial           Percent
     Name of Beneficial Owner                 Ownership (1)         of Class
------------------------------------------------------------------------------
(i)  Certain Beneficial Owners:

     Transitions Two, Limited Partnership
     920 Hopmeadow Street
     Simsbury, Connecticut 06070                   5,000              100.0

(ii) Nominees:

     Joseph R. Burns                              19,500 (2)           79.6

     William V. Goodwin                              --                 --

     F. Joseph Loeper                                --                 --

     Thomas C. Lynch                                 --                 --

     Thomas J. Meaney                             19,500 (2)          79.6

     Wayne E. Meyer                               19,500 (2)          79.6

     Frederick C. Tecce                           19,500 (2)          79.6

     John B. Torkelsen                            19,500 (2)          79.6


(iii)     All Current Directors and
           Officers as a Group (twelve persons)   97,500 (2)          95.1

--------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

(2)  This number reflects warrants to purchase Series C Stock.

Series D Stock

     The following table sets forth certain information, as of April 21, 1997, with respect to holdings of the Company's Series D Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series D Stock outstanding as of such date, (ii) each of the nominees (which includes all current directors and Named Executives), and (iii) all current directors and officers as a group.


                                           Amount and Nature
                                             of Beneficial           Percent
     Name of Beneficial Owner                 Ownership (1)         of Class
------------------------------------------------------------------------------
(i)  Certain Beneficial Owners:


(ii) Nominees:

     Joseph R. Burns                              138,000               20.0

     William V. Goodwin                                --                 --

     F. Joseph Loeper                                  --                 --

     Thomas C. Lynch                                   --                 --

     Thomas J. Meaney                             138,000               20.0

     Wayne E. Meyer                               138,000               20.0

     Frederick C. Tecce                           138,000               20.0

     John B. Torkelsen                            138,000               20.0


(iii)     All Current Directors and
           Officers as a Group (twelve persons)    690,000             100.0

--------------------

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In a series of transactions consummated on October 27, 1992 and April 27, 1993, Joseph R. Burns, Thomas J. Meaney, Wayne E. Meyer, Frederick C. Tecce and John B. Torkelsen, each a Director of the Company (collectively, the Investors") acquired all of the loan and equity interests in the Company from certain third parties. Pursuant to such transactions, each of the Investors acquired, in consideration of $50,000 each, 20% of (i) 50,000 shares of Common Stock, (ii) promissory notes of the Company in the aggregate principal amount of $916,875 (collectively, the "Investor Notes"),
(iii) warrants to purchase 97,500 shares of Series C Stock (the "Series C Warrants"), and (iv) certain other loan and equity rights in the Company, including the right to designate 2/7ths of the Board of Directors of the Company. See "Election of Directors."

     In December 1993, the Investors agreed to reduce the amounts owed by the Company under the Investor Notes, including unpaid interest, in exchange for shares of capital stock issued by the Company. In return for a reduction in principal of $416,875 and accrued interest of $273,125, the Company issued 2,750,000 shares of Common Stock and 690,000 shares of Series D Stock. The Investor Notes were modified to provide for 16 quarterly payments of principal beginning January 1, 1994 and ending October 1, 1997. The Investors have authorized deferral of all principal payments until 1998. Interest on the unpaid principal balance is payable quarterly commencing March 31, 1994. As additional consideration for the modification of such loans, the Company extended the exercise period for the Series C Warrants until April 25, 1999.

     In a series of events from February through May 1996, the Company raised an aggregate of $641,500 in debt financing pursuant to the issuance of secured promissory notes.

     The promissory notes are for a term of approximately eighteen months and include an interest rate of 12% on the unpaid balance. The first interest payment was paid on June 15, 1996 and interest is due quarterly thereafter. The principal payments will be paid on the fifteenth of March, June and September 1998. The notes are secured by the assets of the Corporation. As additional consideration, warrants for the purchase of common stock were granted (the number of shares were based on the amount of the promissory note and equal to five shares to each dollar). The warrant price is $.01 per share.

     The following officers and directors participated in the 1996 financing: Wayne E. Meyer, Thomas J. Meaney, Frederick C. Tecce,
Deborah A. Montagna and Patricia A. Bird.

     On May 31, 1989, the Company retained the services of W. E. Meyer Corporation to provide engineering and management consulting services to the Company. Under the agreement, the Company issued 30,750 shares of Common Stock and $2,619 of cash to the W. E. Meyer Corporation in 1996 for services rendered. Wayne E. Meyer, a Director of the Company, is President of W. E. Meyer Corporation.

     On April 15, 1991, the Company retained the services of WVG Corporation, of which William V. Goodwin, a Director of the Company, is President, to provide operations management and technical consulting services. During 1996, the Company issued 23,760 shares of Common Stock for services rendered.


AMENDMENT TO CERTIFICATE OF INCORPORATION

    Stockholders are being asked to consider and vote upon a proposal to amend the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 25,000,000 to 35,000,000 to provide the Company with flexibility to undertake future financings or negotiate potential acquisition or partnering transaction(s). The Company has no definitive agreements relating to such transactions. The Board of Directors believes, however, that the adoption of the proposed amendment will afford the Company needed flexibility when negotiating such potential transactions by allowing the Board to issue additional shares of Common Stock without further stockholder approval. Under the Company's current capitalization structure, approximately 14,242,000 shares of Common Stock are reserved for issuance under outstanding option plans, warrants and convertible securities. Consequently, the Company is significantly restricted in its ability to undertake future financings or other potential transactions.

    The increase in the number of authorized shares of Common
Stock is required to permit the issuance of additional shares in the future for corporate purposes. There are currently no other plans to issue Common Stock. The rights of the Company's stockholders will not be affected by the increase in the number of shares of authorized Common Stock, except to the extent of their ownership dilution of the Company. Stockholders of the Company are not entitled to appraisal rights under the Delaware General Corporation Law.

    The Board of Directors has approved such amendment and recommends its approval by the stockholders of the Company.

    The Board of Directors recommends a vote FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 35,000,000.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has, subject to stockholder approval, retained Druker, Rahl & Fein as independent auditors of the Company. Neither such firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

    The Board of Directors recommends a vote FOR the ratification of the appointment of Druker, Rahl & Fein as the independent auditors of the Company for the fiscal year ending December 31, 1997.

    One or more representatives of Druker, Rahl & Fein is expected to attend the Meeting and have an opportunity to make a statement or respond to appropriate questions from stockholders.


STOCKHOLDERS' PROPOSALS

    Stockholders deciding to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1998
Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by December 30, 1997.


OTHER MATTERS

    The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


GENERAL

    The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

    In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares or Warrants held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

    Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

    MIKROS SYSTEMS CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OR WARRANTHOLDERS OF RECORD ON APRIL 21, 1997 AND TO EACH BENEFICIAL STOCKHOLDER OR WARRANTHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  The information appearing under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's Balance Sheets as of December 31, 1996 and December 31, 1995 and Statements of Operations and Shareholders' Equity and Cash Flows for the years ended December 31, 1996, 1995 and 1994 and the independent accountant's report on such financial statements contained in the Annual Report accompanying this Proxy Statement are incorporated herein by reference to such portions of such Annual Report.


  PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST
CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF
YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                      By Order of the Board of Directors


                      /s/ Patricia A. Bird
                      ------------------------------------
                      Patricia A. Bird
                      Secretary


Princeton, New Jersey
May 10, 1997